UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2018, Discover Bank (the “Bank”), a wholly-owned subsidiary of Discover Financial Services (the “Company”), issued and sold $900,000,000 aggregate principal amount of its 4.650% Notes due 2028 (the “Notes”). The Notes were issued pursuant to a Fiscal and Paying Agency Agreement, dated September 13, 2018 (the “FPAA”), between the Bank, as issuer of the Notes, and U.S. Bank National Association, as fiscal and paying agent. The Notes were issued pursuant to an exemption from registration provided by Section 3(a)(2) of the Securities Act of 1933, as amended.

The Notes are direct, unconditional and unsecured general obligations of the Bank and rank pari passu among themselves and all other unsecured and unsubordinated indebtedness of the Bank, except deposit liabilities and other obligations that are entitled to any priorities or preferences. The Notes are solely the obligations of the Bank and are neither obligations of, nor guaranteed by, the Company (which is the sole shareholder of the Bank) or any of the Bank’s other affiliates.

The Notes mature on September 13, 2028. The Notes are subject to redemption at the option of the Bank, at any time on or after June 13, 2028, in whole or in part on no less than 10 nor more than 60 days’ prior notice delivered to the holders. The Notes will bear interest at the rate of 4.650% per annum from September 13, 2018, until the principal of the Notes has been paid in full or a sum sufficient to pay the principal of the Notes has been made available for payment. Interest on the Notes will be payable semi-annually in arrears on March 13 and September 13 of each year, commencing on March 13, 2019, and on the date of maturity or redemption (each, an “Interest Payment Date”). Payments will include interest accrued to (but excluding) the relevant Interest Payment Date. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

A copy of the FPAA, which includes the form of Note as an exhibit thereto, is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Fiscal and Paying Agency Agreement, dated September 13, 2018 between Discover Bank, as issuer, and U.S. Bank National Association, as fiscal and paying agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: September 13, 2018	By:	/s/ D. Christopher Greene
Name: D. Christopher Greene Title: Vice President, Deputy General Counsel and Assistant Secretary